SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OF 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 2, 2004

THE OHIO ART COMPANY

(Exact name of registrant as specified in its charter)

OHIO

(State or other jurisdiction of incorporation)

001-07162	32-4319140
(Commission file number)	(I.R.S. Employer Identification No.)

PO BOX 111, BRYAN, OHIO	43506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 636-3141

Item 12.  Results of Operations and Financial Condition

On April 2, 2004, The Ohio Art Company issued a press release announcing its financial results for the fiscal year ended January 31, 2004.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

This Form 8-K is furnished and not filed with the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE OHIO ART COMPANY

DATE: April 8, 2004	BY:	/S/ JERRY D. KNEIPP
JERRY D. KNEIPP
TREASURER
AND CHIEF FINANCIAL OFFICER